345 Park Avenue (at 51st Street)
                                                        New York, New York 10154
                                                                  (800) 349-4281
Scudder World Income
Opportunities Fund, Inc.


                                                              September 13, 1996



To the Stockholders:


     The Annual Meeting of Stockholders of Scudder World Income Opportunities Fund, Inc. (the "Fund") is to be held at 12:00 p.m., eastern time, on Tuesday, October 29, 1996 at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. Stockholders who are unable to attend this meeting are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Proxy Statement regarding the meeting, a proxy card for your vote at the meeting and an envelope--postage prepaid--in which to return your proxy card are enclosed.

     At the Annual Meeting, the stockholders will elect three Directors and consider the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants. In addition, the stockholders present will hear a report on the Fund. There will be an opportunity to discuss matters of interest to you as a stockholder.


     Your Fund's Directors recommend that you vote in favor of each of the foregoing matters.

Respectfully,

/s/Lynn S. Birdsong                                    /s/Edmond D. Villani
Lynn S. Birdsong                                       Edmond D. Villani
President                                              Chairman of the Board

- --------------------------------------------------------------------------------
STOCKHOLDERS ARE URGED TO SIGN THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
- --------------------------------------------------------------------------------

                     SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.

                        Notice of Annual Meeting of Stockholders

To the Stockholders of
Scudder World Income Opportunities Fund, Inc.:


Please take notice that the Annual Meeting of Stockholders of Scudder World Income Opportunities Fund, Inc. (the "Fund") has been called to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 29, 1996 at 12:00 p.m., eastern time, for the following purposes:

              (1)To elect three Directors of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

              (2)To ratify or reject the action taken by the Board of Directors in selecting Coopers & Lybrand L.L.P. as independent accountants for the fiscal year ending April 30, 1997.


The appointed proxies will vote on any other business as may properly come before the meeting or any adjournments thereof.


Holders of record of the shares of common stock of the Fund at the close of business on September 6, 1996 are entitled to vote at the meeting and any adjournments thereof.


                                                            By order of the
                                                            Board of Directors,

                                                            Thomas F. McDonough,
                                                            Secretary


September 13, 1996

- --------------------------------------------------------------------------------
IMPORTANT--We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Annual Meeting. If you can attend the meeting and wish to vote your shares in person at that time, you will be able to do so.
- --------------------------------------------------------------------------------

                                    PROXY STATEMENT

                                        GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Scudder World Income Opportunities Fund, Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 29, 1996 at 12:00 p.m., eastern time, and at any adjournments thereof (collectively, the "Meeting").

     This Proxy Statement, the Notice of Annual Meeting and the proxy card are first being mailed to stockholders on or about September 13, 1996, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Fund, 345 Park Avenue, New York, New York 10154) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the Proxy Statement.


     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for proposals (1) and (2), which require the approval of a majority of shares voting at the Meeting.


     Holders of record of the common stock of the Fund at the close of business on September 6, 1996 (the "Record Date") will be entitled to one vote per share on all business of the Meeting and any adjournments. There were 3,419,142 shares of common stock outstanding on the Record Date.


     The Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the annual report for the fiscal year ended April 30, 1996, without charge, by calling 800-349-4281 or writing the Fund at 345 Park Avenue, New York, New York 10154.

                               (1) ELECTION OF DIRECTORS


     Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the three nominees listed below as Directors of the Fund (Class II) to serve for a term of three years, or until their successors are duly elected and qualified. All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.

Information Concerning Nominees


     The following table sets forth certain information concerning each of the three nominees as a Director of the Fund. Each of the nominees is now a Director of the Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

Class II - Nominees to serve until 1999 Annual Meeting of Stockholders:



                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    June 30, 1996(1)     Class
        ----------              --------------------------                  --------    -----------------     -----





George M. Lovejoy, Jr.   President    and   Director    (Former               1994              882          less than
   (66)                  Chairman),   Fifty   Associates  (real                                              1/4 of 1%
                         estate   corporation);   Trustee,  MGI
                         Properties;     Chairman     Emeritus,
                         Meredith  &  Grew,  Inc.  Mr.  Lovejoy
                         serves on the boards of an  additional
                         13 funds managed by Scudder.



Dr. Susan Kaufman        Managing  Director,   Council  of  the               1994             -               -
   Purcell (54)          Americas;  Vice  President,   Americas
                         Society;   Director,   Valero   Energy
                         Corp.   Dr.   Purcell  serves  on  the
                         boards  of  an  additional  two  funds
                         managed by Scudder.



Edmond D. Villani        Chairman  of  the  Board;   President,               1994              500          less than
   (49)*+++              Chief  Executive  Officer and Managing                                              1/4 of 1%
                         Director of Scudder,  Stevens & Clark,
                         Inc. Mr.  Villani serves on the boards
                         of an  additional  four funds  managed
                         by Scudder.


Information Concerning Continuing Directors


     The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Classes I and III do not expire this year. The following table sets forth certain information regarding the Directors in such classes. Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.


Class III - Directors serving until 1997 Annual Meeting of Stockholders:


                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    June 30, 1996(1)     Class
        ----------              --------------------------                  --------    -----------------     -----

 Lynn S. Birdsong (50)*+++    President;    Managing   Director   of          1994             -               -
                              Scudder,  Stevens  & Clark,  Inc.  Mr.
                              Birdsong  serves on the boards of an
                              additional  three funds managed by
                              Scudder.

Robert J. Callander (65)      Director: ARAMARK Corporation,  Barnes          1994           1,000         less than
                              Group  Inc.,  Beneficial   Corporation                                       1/4 of 1%
                              and  Omnicom  Group,   Inc.;   Member,
                              Council    on    Foreign    Relations,
                              Visiting Professor/Executive-in-Residence,
                              Columbia  Business  School,   Columbia
                              University  (until 1995);  Former Vice
                              Chairman,       Chemical       Banking
                              Corporation.  Mr.  Callander serves on
                              the boards of an additional  two funds
                              managed by Scudder.


Class I - Directors serving until 1998 Annual Meeting of Stockholders:

                              Present Office with the Fund, if                               Shares
                                any; Principal Occupation or               Year First     Beneficially       Percent
                               Employment and Directorships                 Became a         Owned             of
        Name (Age)              in Publicly Held Companies                  Director    June 30, 1996(1)     Class
        ----------              --------------------------                  --------    -----------------     -----

Robert J. Boyd (51)*     President and Director,  GLB Research,              1994             -               -
                         Inc.  Mr.  Boyd serves on the board of
                         one   additional   fund   managed   by
                         Scudder.

Ronaldo A. da Frota      Director and Chief Executive  Officer,              1994           3,000            less than
   Nogueira (58)         IMF    Editora    Ltda.     (financial                                              1/4 of 1%
                         publisher).  Mr.  Nogueira  serves  on
                         the  boards  of  an  additional  three
                         funds managed by Scudder.


All Directors and Officers as a group                                                          5,382          less than
                                                                                                              1/4 of 1%


- ---------------


 * Persons considered by the Fund and its counsel to be "interested persons" (which as used in this proxy statement is as defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager, Scudder, Stevens & Clark, Inc. Messrs. Birdsong and Villani are deemed to be interested persons because of their affiliation with the Fund's investment manager, Scudder, Stevens & Clark, Inc., or because they are Officers of the Fund or both. Mr. Boyd is deemed to be an interested person because he serves as a consultant to Scudder.


+++ Messrs. Birdsong and Villani are members of the Executive Committee of the Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

     Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), as applied to a fund requires the fund's officers and directors, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based solely upon its review of the copies of such forms received by it and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended April 30, 1996, its Reporting Persons complied with all applicable filing requirements.

     To the best of the Fund's knowledge, as of June 30, 1996 no person owned beneficially more than 5% of the Fund's outstanding stock.


Committees of the Board--Board Meetings


     The Board of Directors of the Fund met eight times during the fiscal year ended April 30, 1996. Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board on which they served as regular members, except Mr. Boyd who attended 70% of the meetings of the Board of Directors and related committees on which he serves.


     The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Special Nominating Committee. The Executive and Valuation Committees consist of regular members, allowing alternates.

Audit Committee


     The Board has an Audit Committee consisting of those Directors who are unaffiliated persons of the Fund or of Scudder ("Unaffiliated Directors") as defined in the 1940 Act, which met on July 24, 1996. The Audit Committee reviews with management and the independent accountants for the Fund, among other things, the scope of the audit and the controls of the Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Fund to the Board and in general considers and reports to the Board on matters regarding the Fund's accounting and bookkeeping practices.


Nominating Committee


     The Board has a Special Nominating Committee consisting of the Unaffiliated Directors. The Committee is charged with the duty of making all nominations for Noninterested Directors. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action. The Committee met on May 28, 1996 to consider and to nominate the unaffiliated nominees set forth above.


Executive Officers

     In addition to Messrs. Birdsong and Villani, Directors who are also Officers of the Fund, the following persons are Executive Officers of the Fund:

                                   Present Office with the Fund;         Year First Became
          Name (Age)           Principal Occupation or Employment (1)      an Officer (2)
          ----------           --------------------------------------      --------------


Paul J. Elmlinger (38)         Vice President and Assistant                  1994
                               Secretary; Managing Director of
                               Scudder, Stevens & Clark, Inc.

Jerard K. Hartman (63)         Vice President; Managing Director of          1994
                               Scudder, Stevens & Clark, Inc.

David S. Lee (62)              Vice President; Managing Director of          1994
                               Scudder, Stevens & Clark, Inc.

Edward J. O'Connell (51)       Vice President and Assistant                  1994
                               Treasurer; Principal of Scudder,
                               Stevens & Clark, Inc.

Juris Padegs (64)              Vice President; Managing Director of          1994
                               Scudder, Stevens & Clark, Inc.

Kathryn L. Quirk (43)          Vice President and Assistant                  1994
                               Secretary; Managing Director of
                               Scudder, Stevens & Clark, Inc.

M. Isabel Saltzman (41)        Vice President; Principal of Scudder,         1994
                               Stevens & Clark, Inc.

Thomas F. McDonough (49)       Secretary; Principal of Scudder,              1994
                               Stevens & Clark, Inc.

Pamela A. McGrath (42)         Treasurer; Managing Director of               1994
                               Scudder, Stevens & Clark, Inc.

Coleen Downs Dinneen (35)      Assistant Secretary; Vice President           1994
                               of Scudder, Stevens & Clark, Inc.


(1) Unless otherwise stated, all Executive Officers have been associated with Scudder for more than five years, although not necessarily in the same capacity.

(2) The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified, and all other officers hold office in accordance with the By-Laws of the Fund.

Transactions with and Remuneration of Directors and Officers


     The aggregate direct remuneration by the Fund of Directors not affiliated with Scudder was $73,557, including expenses, during the fiscal year ended April 30, 1996. Each such unaffiliated Director currently receives fees paid by the Fund of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than Audit Committee meetings, for which such Director receives a fee of $750) and $150 per telephone conference call for the purpose of declaring the Fund's quarterly dividends. Scudder supervises the Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Fund and receives an investment management fee for its services. Several of the Fund's Officers and Directors are also officers, directors, employees or stockholders of Scudder and participate in the fees paid to that firm (see "Investment Manager," page 8), although the Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Fund.

Column (2) Aggregate compensation received by a Director from the Fund.


Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Fund Complex. The Fund does not pay its Directors such benefits.


Column (5) Total compensation received by a Director from the Fund, plus compensation received from all funds managed by Scudder for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of a closed-end fund is greater than the compensation received by a Director for serving on the Board of an open-end fund.


                                   Compensation Table
                          for the year ended December 31, 1995
- -------------------------------------------------------------------------------------------------------------
              (1)                     (2)                (3)                 (4)                (5)
                                  Aggregate           Pension or
                                Compensation       Retirement Benefits                      Total Compensation
                                from the Fund      Accrued As Part of    Estimated Annual    From the Fund and
        Name of Person,                              Fund Complex         Benefits Upon     Scudder Fund Complex
           Position                                    Expenses             Retirement        Paid to Director
- -------------------------------------------------------------------------------------------------------------

Robert J. Boyd,                    $11,800               N/A                 N/A              $23,600
Director                                                                                     (2 funds)

Robert J. Callander,               $12,850               N/A                 N/A              $37,950
Director                                                                                     (3 funds)

George M. Lovejoy, Jr.,            $12,850               N/A                 N/A              $112,900
Director                                                                                    (12 funds)*

Ronaldo A. da Frota Nogueira,      $12,850               N/A                 N/A              $57,950
Director                                                                                     (4 funds)

Dr. Susan Kaufman Purcell,         $12,850               N/A                 N/A              $37,950
Director                                                                                     (3 funds)

* This does not include membership on the Board of Scudder High Yield Bond Fund which commenced operations on June 28, 1996 or Scudder Classic Growth Fund which commenced operations on September 9, 1996.


Required Vote

     Election of each of the listed nominees for Director requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders vote in favor of each of the nominees.

       (2) RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS


     At a meeting held on July 29, 1996, the Board of Directors of the Fund, including a majority of the Noninterested Directors, selected Coopers & Lybrand L.L.P. to act as independent accountants for the Fund for the fiscal year ending April 30, 1997. Coopers & Lybrand L.L.P. are independent accountants and have advised the Fund that they have no direct financial interest or material indirect financial interest in the Fund. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by stockholders or management.

     The Fund's financial statements for the fiscal year ended April 30, 1996 were audited by Coopers & Lybrand L.L.P. In connection with its audit services, Coopers & Lybrand L.L.P. reviewed the financial statements included in the Fund's annual and semiannual reports to stockholders and its filings with the SEC.


Required Vote

     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy. Your Fund's Directors recommend that stockholders ratify the selection of Coopers & Lybrand L.L.P. as independent accountants.



Investment Manager


     Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder. Edmond D. Villani# is the President and Chief Executive Officer of Scudder. Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, Dudley H. Ladd*, John T. Packard+++, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder. The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.

     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith, Juris Padegs, Daniel Pierce and Edmond D. Villani in their capacity as the representatives (the "Representatives") of the beneficial owners of such securities, pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and the Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocation will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals own nonvoting stock.



Brokerage Commissions on Portfolio Transactions


     To the maximum extent feasible Scudder places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Fund for this service. Allocation of portfolio transactions is supervised by Scudder.


Other Matters

     The Board of Directors does not know of any matters to be brought before the Meeting other than those mentioned in this Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any adjournments thereof in accordance with their best judgment.

- ---------------------------

*   Two International Place, Boston, Massachusetts
#   345 Park Avenue, New York, New York
+++ 101 California Street, San Francisco, California
@   Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

Miscellaneous


     Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by Officers of the Fund or personnel of Scudder. The Fund has retained Corporate Investor Communications, Inc., 111 Commerce Road, Carlstadt, New Jersey 07072-2586, to assist in the proxy solicitation. The cost of their services is estimated at $3,000. The expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Fund's Officers or Corporate Investor Communications, Inc., in person, by telephone or by facsimile will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Meeting are not received by October 29, 1996, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.


Stockholder Proposals


     Any proposal by a stockholder of the Fund intended to be presented at the 1997 meeting of Stockholders of the Fund must be received by Thomas F. McDonough, Secretary of the Fund, c/o Scudder, Stevens & Clark, Inc., 345 Park Avenue, New York, New York 10154, not later than May 16, 1997.


By order of the Board of Directors,

Thomas F. McDonough
Secretary

345 Park Avenue
New York, New York 10154


September 13, 1996

PROXY               SCUDDER WORLD INCOME OPPORTUNITIES FUND, INC.          PROXY
               THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     Annual Meeting of Stockholders--October 29, 1996


   The undersigned hereby appoints Lynn S. Birdsong and Edmond D. Villani, each with the power of substitution, as proxies for the undersigned, to vote all shares of Scudder World Income Opportunities Fund, Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 29, 1996 at 12:00 p.m., eastern time, and at any adjournments thereof.


Unless otherwise specified in the squares provided, the undersigned's vote will be cast "FOR" each numbered item listed below.

1. The election of Directors;
     FOR all nominees  listed  below                        WITHHOLD  AUTHORITY
     (except as marked to the contrary below)               to vote for all nominees listed below
                                              /---/                                              /---/


Nominees:  George M. Lovejoy,  Jr., Dr.  Susan  Kaufman  Purcell  and Edmond D.  Villani


(INSTRUCTION  To  withhold authority to vote for any individual  nominee,  write that nominee's name on the space  provided  below.)

          --------------------------------------------------------------------------------

2.  Ratification  of the selection of Coopers & Lybrand L.L.P. as
    independent accountants.                                          FOR       AGAINST      ABSTAIN
                                                                          /---/         /---/        /---/




The proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournments thereof.


                                                            Please sign exactly as your name or names appear.
                                                            When signing as attorney, executor, administrator,
                                                            trustee or guardian, please give your full title
                                                            as such.


                                                            ------------------------------------
                                                                 (Signature of Stockholder)



                                                            ------------------------------------
                                                             (Signature of joint owner, if any)



                                                            Date                              , 1996
                                                                ------------------------------


              PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                             NO POSTAGE IS REQUIRED
